Exhibit 99.2

 Bank7 Corp. to Acquire  Century Financial Services Corp.  Investor Presentation  September 2026

 Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, expectations regarding the expenses related to, and the cost-savings resulting from the integration of Century Bank’s operations with our own, and a variety of other matters. These other matters include, among other things, the receipt of all necessary regulatory approvals for the proposed transactions, the approval of the proposed transaction by Century's shareholders, the impact of geopolitical events on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.'s current views with respect to, among other things, future events, successful and efficient integration of Century Bank’s operations with our own, and Bank7 Corp.'s financial performance. Any statements about Bank7 Corp.'s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.'s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict, including risks, uncertainties and assumptions related to the integrations of Century Bank’s operations with our own. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.'s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.  Annualized, proforma, projected or estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.  Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

 TEXAS  KANSAS  Tulsa  Oklahoma   City  Dallas  Albuquerque  NEW MEXICO  Santa Fe  OKLAHOMA  BSVN (12)  Century (8)  Century LPOs (2)  Creates a high performing $3.3 billion Southwest bank by combining BSVN’s high-performing franchise with Century Bank’s legacy, core deposits  Captures $1.2 billion in core deposits  Combined 1.6% cost of funds(2) positions BSVN in the top quartile of peers, providing the flexibility to offer more competitive loan pricing while maintaining industry-leading NIM and driving multiple expansion over time  Geographic proximity allows efficient oversight of the New Mexico franchise, and an attractive, contiguous footprint  225  236  248  $3.3B  Assets  $2.5B  Loans  $3.0B  Deposits  $271M  Tang. Common Equity  Pro Forma Company Highlights  Pro Forma Company Highlights(1)  Strategic Rationale  Note: Century branch count excludes one administrative location.   Includes purchase accounting adjustments and transaction-related expenses; Balance sheet metrics shown at modeled transaction close (12/31/2026); See page 11 for additional transaction assumptions.  For illustrative purposes, excludes purchase accounting adjustments.  Creates significant liquidity to support future loan growth

 Benefits to All Stakeholders  Two community banks combining, with more capability behind the same local relationships  Century   Customers  Same bankers, same branches and continued local decision-making in Century's markets under the Century name  Greater capacity behind the same relationships: a $3.3 billion balance sheet supports a higher legal lending limit and broader product offerings  No market overlap between the two footprints limits branch consolidation and disruption to service  Century  Employees  Continuity for relationship-driven staff, with select Century management retained through a collaborative assessment process  Career upside opportunities within a larger, publicly traded organization with a broader product platform  Conversion managed by an experienced integration team  Communities  BSVN intends to follow Century's lead in supporting the communities Century has served since 1887  Continued local reinvestment and community support, with satisfactory Community Reinvestment Act performance at both banks  Century's community commitments carried forward by the same local team  Century  Shareholders  ~50% of consideration in cash, funded from BSVN's accumulated excess capital, delivering immediate and certain liquidity at closing  ~50% of consideration in BSVN stock, providing continued ownership in a top-performing franchise that has compounded tangible book value per share at roughly 16% annually since 2021  Participation in BSVN's dividend, currently $1.20 per share annualized and increased in each of the last six years  BSVN  Shareholders  Accumulated excess capital deployed into a franchise-enhancing acquisition: 25%+ EPS accretion, 20%+ ROATCE once optimized and a 1.7-year tangible book value earnback  Pro forma cost of funds and deposits well below the peer median  Meaningful economies of scale, with infrastructure already built for a franchise well above $3 billion in assets

Overview of Century Financial Services Corp.

Company Overview

- **Century Bank**, a subsidiary of **Century Financial Services Corporation**, is a full-service, community bank that has served New Mexico since 1887 **(nearly 140 years)**, making it one of the state's oldest and most resilient financial institutions, with a **"local-first" relationship banking model** backed by the capabilities of a regional bank
- **2nd Largest Bank** Headquartered in New Mexico, directly competing for market share with regional banks
- **Operates 8 branches**[(1)] across New Mexico, complemented by 2 loan production offices in Dallas and Houston

Company History

1887 Founded in Santa Fe as Mutual Building and Loan Association

1982 Renamed Century Federal Savings and Loan Association; later became Century Bank

2017 130 years in NM; $700mm+ assets, 5th-largest locally owned NM bank

2026 Bank7 Corp. (BSVN) agrees to acquire Century Financial Services; ~$3.3bn combined assets

Bank Level Financial Highlights

	FY 2023	FY 2024	FY 2025	Q1 2026	Q2 2026
BALANCE SHEET					
Total Assets ($M)	1,373	1,472	1,339	1,349	1,360
Gross Loans ($M)	925	813	829	826	845
Total Deposits ($M)	1,248	1,351	1,210	1,219	1,228
Gross Loans / Deposits (%)	74.2	60.2	68.6	67.8	68.8
Loan Loss Reserves / Gross Loans (%)	1.74	1.50	1.11	1.19	1.17
TCE / TA (%)	7.43	7.24	8.75	8.82	8.79
INCOME STATEMENT					
C-Corp Adjusted Net Income ($M)[(2)]	8.8	5.6	6.6	2.2	2.6
C-Corp Adjusted ROAA (%)[(2)]	0.63	0.38	0.46	0.66	0.77
C-Corp Adjusted ROATCE (%)[(2)]	9.2	5.4	5.9	7.5	8.7
Net Interest Margin (%)	4.41	4.00	4.31	4.25	4.38
Efficiency Ratio (%)	57.9	66.3	69.5	77.6	76.3
Yield on Loans (%)	6.71	6.81	6.63	6.36	6.49
Cost of Funds (%)	0.98	1.44	0.99	0.88	0.88
BANK LEVEL CAPITAL RATIOS					
Leverage Ratio (%)	9.32	8.86	9.90	10.19	10.25
Common Equity Tier 1 Ratio (%)	11.03	12.61	12.78	12.99	12.85
Total Risk-based Capital Ratio (%)	12.28	13.86	13.82	14.05	13.91

Cost of Funds



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2021Q2
2022Q2
2023Q2
2024Q2
2025Q2
2026Q2
3.75%
0.88%
Cost of Funds (%)
Fed Funds Rate (%)

Source: S&P Global and FactSet.
(1) Branch count excludes one administrative location.
(2) C-Corp adjusted; assumes a 25% tax rate.

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 Illustrative   Combined(2)  The “Crown Jewel” – Century’s $1.2B Legacy Deposit Franchise  Source: S&P Global. Financial data as of the quarter ended 6/30/2026.  Select Southern peers includes banks between $2bn - $10bn headquartered in AL, AR, CO, FL, GA, LA, MS, NM, OK, SC, TN, TX, or UT. Excludes merger targets.  For illustrative purposes, combined metrics exclude purchase accounting adjustments.  Q2’26 Cost of Funds vs. Peers  Q2’26 NIB Deposit %  Illustrative   Combined(2)  (2)  (1)  Historical Cost of Funds (%)  (1)  (2)

Transaction Overview and Impacts

BANK7

Transaction Overview

Transaction Structure	• Century Financial Services Corp. to merge into Bank7 Corp.; Century Bank to merge into Bank7 • Approximately 50% stock / 50% cash consideration • $70.0 million in cash and 1,232,657 BSVN common shares; fixed exchange ratio • Implied aggregate merger consideration: **$137.3 million**[(1)]
Closing	• **Required Approvals:** Century shareholders and regulatory • **Expected Closing:** Q4 2026

Transaction Impacts

Valuation Metrics[(1)]		Pro Forma Financial Highlights		Key Transaction Impacts	
1.45x	Price / Normalized TBV[(2)]	20%+	ROATCE	25%+	EPS Accretion
6.3x	Price / 2027E Earnings + Synergies[(3)]	8.3%	TCE / TA Ratio at Close	~(11%)	TBV Dilution
57%	Normalized Pay-to-Trade[(2)]	10.0%	CET1 Ratio at Close	1.7 yrs	TBV Earnback *(crossover method)*

Note: Transaction impacts include purchase accounting adjustments and transaction-related expenses; See page 11 for additional transaction assumptions.

(1) Based on BSVN 10-day average closing stock price of $54.57 as of 9/16/2026.
(2) Normalized valuation metrics based on an illustrative Century TCE / TA ratio of 9.00%.
(3) Assumes fully phased-in synergies.

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 Building a Premier Southwest Community Bank  225  236  248

 Appendix

 Last remaining acquisition target in Santa Fe  Santa Fe County  2026-2031 Projected Household Income Growth (%)  Source: S&P Global, New Mexico Economic Development Department; Deposit market share data as of 6/30/2025.   Note: Century branch count excludes one administrative location.   Scarcity Value in New Mexico

Q2'26 Pro Forma Loan and Deposit Composition

BANK7

Loan Mix

Bank7



Multifamily <1%
Consumer & Other 3%
C&D 15%
NOO CRE 31%
$1.6B
C&I 34%
OO CRE 8%
Res. RE 9%

Yield on Loans: 7.29%

Loans / Deposits: 97.8%

Century Bank



Consumer & Other 11%
C&D 6%
Multifamily 3%
NOO CRE 19%
$845M
C&I 42%
OO CRE 12%
Res. RE 7%

Yield on Loans: 6.49%

Loans / Deposits: 68.8%

Combined(1)



Multifamily 1%
Consumer & Other 5%
C&D 12%
NOO CRE 27%
$2.5B
C&I 37%
OO CRE 10%
Res. RE 8%

Yield on Loans: 7.02%

Loans / Deposits: 85.4%

Deposit Mix

Bank7



Jumbo Time 6%
Retail Time 13%
DDA 20%
$1.6B
MMDA & Sav. 21%
NOW & Other 40%

Cost of Funds: 2.26%

Century Bank



Retail Time 9%
Jumbo Time 5%
DDA 27%
$1.2B
MMDA & Sav. 43%
NOW & Other 16%

Cost of Funds: 0.88%

Combined(1)



Retail Time 12%
Jumbo Time 5%
DDA 23%
$2.8B
MMDA & Sav. 30%
NOW & Other 30%

Cost of Funds: 1.61%

Source: S&P Global. Data as of the quarter ended 6/30/2026.
Note: BSVN loan and deposit composition data per FR Y-9C. Century Bank loan and deposit composition data per bank call report.
(1) Combined does not include purchase accounting adjustments.

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Transaction Assumptions